FORM 8-K



              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                 Date of Report:  May 9, 1996






                 HAUSER CHEMICAL RESEARCH, INC.
    (Exact name of Registrant as specified in its charter)




Delaware                  0-17174                83-3275863
(State or other          (Commission         (I.R.S. Employer
 jurisdiction             File Number)        Identification
 of incorporation)                            No.)






                    5555 Airport Boulevard
                  Boulder, Colorado  80301
            (Address of principal executive office)



                         (303) 443-4662
                (Registrant's telephone number,
                     including area code)

Item 5.  Other Events

The Company announced on May 7, 1996, that David I. Rosenthal has been promoted to the position of Chief Financial Officer and Treasurer effective May 1, 1996. William Paukert, Hauser's CFO since 1986, in anticipation of retirement and to facilitate the succession of the CFO position, will continue with Hauser in a new role of Corporate Strategic Planning.

Item 7.  Financial Statements and Exhibits

        (c)  Exhibit 20 - Press release dated May 7, 1996.

                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAUSER CHEMICAL RESEARCH, INC.


By:
    Dean P. Stull, Chief Executive Officer


Date:   May 9, 1996